SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 2, 1999

                        BIOJECT MEDICAL TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


                                     Oregon
                 (State or Other Jurisdiction of Incorporation)



                               0-15360 93-1099680
           (Commission File Number) (IRS Employer Identification No.)


7620 S.W. Bridgeport Road
Portland, Oregon                                                         97224
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (503) 639-7221




          (Former Name or Former Address, if Changed Since Last Report)







                               Page 1 of 5 Pages
                             Exhibit Index on Page 4


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Item 2.  Acquisition or Disposition of Assets

The press release attached as Exhibit 99.1 is incorporated by reference herein.


Item 7.  Exhibits

99.1     Press release dated July 2, 1999





                                Page 2 of 5 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        BIOJECT MEDICAL TECHNOLOGIES INC.



Date: July 12, 1999              By    /s/ Michael A. Temple
                                    --------------------------------------------
                                    Michael A. Temple
                                    Vice President, Chief Financial Officer
                                      and Secretary



                                Page 3 of 5 Pages

                                  Exhibit Index
Exhibit
Number            Exhibit                                                 Page
------            -------                                                 ----
99.1               Press release dated July 2, 1999




                                Page 4 of 5 Pages